SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 2, 2008

MagneGas Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	26-0250418
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 Rainville Rd Tarpon Springs, FL 34689	34689
(Address of principal executive offices)	(Zip Code)

(Former name, former address, if changed since last report)

(727) 934-9593
 (ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a. On October 2, 2008, the Company dismissed our independent registered auditor, Pender Newkirk and Company, LLC of Tampa Florida ("PNC").

b. PNC’s report on the financial statements for the year ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period of registration, the financial audit for the years ended December 31, 2007 and including its review of financial statements of the quarterly periods through June 30, 2008 there have been no disagreements with PNC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PNC would have caused them to make reference thereto in their report on the financial statements.

d. During the most recent review periods, subsequent to June 30, 2008, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

e. In PNC's 2007 report to management, dated May 14, 2008, the auditor communicated it had identified certain deficiencies in financial reporting.  Those comments were the following:

•
Financial disclosure controls and procedures were not effective so as to timely identify, correct and disclose information required to be included in the SEC reports due to the Company's lack of segregation of duties due to limited internal resources and the lack of ability to have multiple level transaction review.

•	The Company does not have an independent audit committee.

f. We requested that PNC furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2) New Independent Accountants:

a. We engaged Randall N. Drake CPA, PA of Clearwater Florida ("Drake"), as our new independent registered auditor on October 2, 2008.

b. Prior to October 2, 2008, we did not consult with  Drake regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Drake, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER	EXHIBIT
16.1	Letter, from Pender Newkirk and Company, LLC, re Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MagneGas Corporation

Dated: October 2, 2008	/s/ Dr. Ruggero Maria Santilli
Dr. Ruggero Maria Santilli
Chief Executive Officer

Dated: October 2, 2008	/s/ Luisa Ingargiola
Luisa Ingargiola
Chief Financial Officer